GEN-009 Ph1/2a Part B Discussion of Initial Clinical Data July 30, 2020

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Agenda • ATLAS overview – Jessica Flechtner, Ph.D., Chief Scientific Officer, Genocea • GEN-009 introduction – Tom Davis, M.D., Chief Medical Officer, Genocea • GEN-009 initial Part B data review – Maura Gillison, M.D, Ph.D., Professor, Dept. of Thoracic/Head and Neck Medical Oncology, MD Anderson Cancer Center • Summary – Chip Clark, Chief Executive Officer, Genocea • Q&A 3

Genocea at a glance Revolutionary antigen discovery platform TARGETS MATTER GEN-009 GEN-011 Two differentiated, clinical stage programs Neoantigen Neoantigen vaccine cell therapy IND filed in Q2 2020 Q3 2020 Significant near-term, Mid-2021 initial clinical data value-creating milestones initial clinical data 4

Why do targets matter? Lesson from infectious Lesson from cancer Targeting the right disease vaccines immunotherapy neoantigens delivers clinical responses Wrong antigens  no protection Responses to neoantigens Challenge: identifying drive checkpoint inhibitor surface-presented and (CPI), TIL therapy outcomes immunogenic neoantigens 5

The ATLAS™ antigen selection difference output All surface-presented True peptides eliciting anti- antigens tumor T cell responses T cell Are peptides surface- ATLAS identifies antigens TCR presented? of pre-existing responses Peptide Limit of Not MHC 1st-gen Are peptides recognized necessarily Our goal: Dramatically prediction by T cells? good strengthen anti-tumor platforms antigens immune activity by amplifying these Do T cells respond responses appropriately to antigen? Tumor cell 6

ATLAS: high throughput platform harnessing the immune system for antigen selection Tumor NGS biopsy analysis Unique Bacterial plasmids for vectors Autologous every expressing each dendritic cell candidate candidate neoantigen Autologous T cell Blood sample 7

Inhibigen identification and exclusion is critical to ensure efficacy 1,600 Adjuvant only 1,000 ) 1,400 Protective vaccine Adjuvant only 3 ) 3 1,200 Protective vaccine + Inhibigen 800 Inhibigens + Adjuvant 1,000 600 800 400 600 400 200 (mm volume Tumor 200 Tumor volume (mm volume Tumor 0 0 0 6 8 10 12 14 16 18 0 3 6 8 10 12 14 16 18 20 22 24 Day Day Therapeutic mouse vaccination with a pool of ATLAS-identified The presence of Inhibigens in an otherwise protective Inhibigens drives tumor hyperprogression mouse vaccine completely abrogates protection Inhibigen-specific T cells may be responsible for hyperprogression after CPI therapy1,2 Experiments run in B16F10 melanoma model 1. Champiat et al., Clin Can Res (2017) 2. Ferrara et al., JAMA (2018) 8

ATLAS selects the right neoantigens - the neoantigens that can drive anti-tumor responses Therapeutically Relevant Neoantigens Only Included: Antigens relevant both to tumor and patient immune system (surface-presented and immunogenic) Excluded: Inhibigens, uniquely identified by ATLAS Comprehensive and Flexible TARGETS MATTER Any patient, antigen, and cancer; Both CD4+ and CD8+ T cell antigens Well Protected Issued global patent families protect into 2030s Substantial know-how 9

GEN-009 Unprecedented immune responses; Neoantigen Vaccine Emerging clinical efficacy 10

Simple, scalable production and delivery 11

GEN-009 phase 1/2a trial design Part A • Vaccine monotherapy in patients with no evidence of disease • Multiple tumor types with CPI approval • Objectives: safety, immunogenicity • Status: all patients in long-term follow-up

Unparalleled immune responses in Part A

Frequency

% neoantigens with immune responses


60%
99%

Best peer results[1]

Achieved in combination with CPI

GEN-009[2]

Monotherapy

Effector Function

(*ex vivo* assay)


CD4+
51%
23%
CD8+
41%
0%
Best peer results3
GEN-0092

Central Memory Response

(IVS assay)


CD4+
87%
57%
CD8+
57%
17%

Potential patient benefits

Response breadth to prevent tumor escape

Rapid tumor killing

Durable efficacy

Potential patient benefits

[1] Sahin, *et al.*, Nature 2017 (N=8); Ott, *et al.*, Nature 2017 (N=8); Gritstone ESMO Immuno-Oncology Congress Presentation 2019
[2] N=8
[3] Sahin, *et al.*, Nature 2017 (N=8); Ott, *et al.*, Nature 2017 (N=8)

- Results shown represent highest neoantigen vaccine percentage responses in peer publications
- No comparison or head-to-head studies were performed between GEN-009 and the other product candidates noted above. Clinical trial criteria, including, without limitation, number of patients, inclusion and exclusion criteria, and primary endpoints were not necessarily the same genocea

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No disease progression in almost all Part A patients Patient Tumor Type Recurrence-free Survival of Part A Patients Median follow up of 14 months A NSCLC Compares favorably with expected relapse rates in these malignancies B Urothelial C Melanoma Patient H had low ex vivo immune responses compared to rest of Part E Urothelial A cohort F NSCLC G Urothelial Legend H Urothelial Last imaging, no measurable disease Recurrence K SCCHN Second primary unrelated to vaccine 0 6 12 18 Months 14

GEN-009 phase 1/2a trial design Part B • Combination of GEN-009 and standard-of-care PD-1-based regimens in patients with advanced disease • Tumor types: Melanoma, NSCLC, SCCHN, Urothelial, RCC • Objectives: safety, immunogenicity, efficacy • Vaccination contribution to be determined after CPI response established • Initial data from full Part B cohort expected in September 2020

GEN-009 is being studied in two distinct patient groups: checkpoint-responsive and checkpoint-refractory Checkpoint-Responsive / Controlled GEN-009 Dosing +/- prior therapy SOC and GEN-009 Manufacture Biopsy Enroll Progression and GEN-009 Dosing Salvage Treatment Checkpoint-Refractory SOC Therapy Melanoma: nivo monotherapy or nivo + ipi RCC: nivo monotherapy or nivo + ipi Urothelial: pembro monotherapy NSCLC: pembro + chemotherapy SCCHN: pembro monotherapy 16

Part B patients Subject ID Data Available* Histology Ranking by predicted ORR to 1st line CPI SOC Checkpoint-Responsive / Controlled 058 ✓ NSCLC, adeno PD-L1: 60% 057 ✓ RCC Intermediate risk 105 ✓ SCCHN PD-L1: 20% 001 ✓ UC PD-L1: 20% 031 NSCLC, adeno PD-L1: 95% 030 NSCLC, squamous PD-L1 positive 078 RCC Intermediate risk 060 RCC Intermediate risk 204 SCCHN PD-L1: 100% Checkpoint-Refractory 106 ✓ SCCHN Refractory 108 SCCHN Refractory 109 SCCHN Refractory 110 SCCHN Refractory 027 UC Refractory 059 Melanoma Refractory Ranking by predicted ORR to 1st line CPI SOC – red: <30%, yellow: 30-50%, green: >50% *Patients for whom at least one post-vaccination scan was available Data Cutoff Date: June 30, 2020 17

Safety profile for GEN-009 dosing GEN-009 is very well tolerated without additive toxicity Related Serious Events Related to GEN-009 Events 8 / 8 patients Part A Grade 1 and Grade 2 injection site reactions, 0 Grade 2 fever 6 / 11 patients Part B 0 Grade 1 injection site reactions Data Cutoff Date: July 14, 2020 18

Maura L. Gillison, MD, PhD Professor of Medicine, Department of Thoracic/Head and Neck Medical Oncology MD Anderson Cancer Center Member, National Academy of Medicine

Broad and potent immunogenicity demonstrated in all five patients Antigen-specific CD4+ and CD8+ T cell responses detected in 100% of patients (N=5) • Every patient is responding to multiple antigens • Generated both ex vivo and after in vitro stimulation • Strong magnitude of response Amplification of T cell responses due to GEN-009 and not induced by CPI treatment is also apparent More detailed analysis of GEN-009 immune responses is underway 20

Sample CPI spider plot: Decreasing change in expected outcome over time Topalian et al., NEJM 366: 2443-54, 2012 21

Trial design enables assessment of vaccine specific contribution to clinical responses Each patient can serve as own control Pre-Vaccination Post-Vaccine Dose 1 20 PD (+20%) Scan 0 Baseline -20 PR (-30%) -40 -60 Effect attributable % Change in Target Lesion Sum Target in Change% to vaccine -80 Vaccine Dose 1 2 3 CR (-100%) -100 -100 -50 0 50 100 Days from Vaccine Dose 1 Therapy SOC SOC & Vaccine 22

Patient 057 Ex Vivo Immunogenicity 40 Scan 500 Pool 4 20 PD (+20%) 400 Pool 3 PBMC 6 300 Pool 2 0 Baseline Pool 1 200 -20 100 SFC per 1x10 PR (-30%) 0 -40 Baseline Post-Checkpoint Post-Vaccine -60 • 68 yo female with stage 3 RCC diagnosed at % Change in Target Lesion Sum Target in Change% resection Jun ’19, high risk with progression Sep -80 GEN-009 ‘19 Dose 1 • Received nivo+ipi Oct ‘19 through Dec ’19 then -100 CR (-100%) nivo as single agent -150 -100 -50 0 50 100 • Achieved CR prior to GEN-009 PD-1 SOC Treatment SOC + GEN-009 # GEN-009 antigens: 8 Actual Days from GEN-009 Dose 1 • 23

Patient 105 Ex Vivo 20 PD (+20%) Immunogenicity Scan 1000 Pool 4 0 Baseline 750 Pool 3 PBMC 6 Pool 2 Sum −20 500 Pool 1 Lesion PR (-30%) 250 −40 SFC per 1x10 Target 0 Baseline Post-Checkpoint Post-Vaccine −60% % Change in • 66 yo male diagnosed with stage 1 oropharyngeal −80 cancer Nov ‘18 • Received neoadjuvant cisplatin + XRT, progressed −100 CR (-100%) May ‘19 −100 −50 0 50 100 GEN-009 Dose 1 • SOC - On continuous single agent pembro every PD-1 SOC Treatment SOC + GEN-009 3 weeks since Sept ‘19 with little CPI toxicity Actual Days from GEN-009 Dose 1 • # GEN-009 antigens: 5 24

Patient 058 20 PD (+20%) IVS Immunogenicity Scan 2000 500 cells cells + 0 Baseline + 400 1500 CD8 CD4 4 4 300 1000 200 Sum −20 500 100 PR (-30%) SFC per 2 x 10 0 SFC per 2 x 10 0 Lesion −40 Baseline Post-Vaccine Baseline Post-Vaccine Target • 68 yo female diagnosed with stage 4 adeno of lung Oct −60 ‘19 GEN-009 Dose 1 • Underwent biopsy and brain XRT to one met % % Change in −80 • SOC - received pembro, pemetrexed and carbo from Dec ‘19 to Feb ‘20, then single agent pembro with little CR (-100%) −100 −100 −50 0 50 CPI toxicity PD-1 SOC Treatment SOC + GEN-009 • # GEN-009 antigens: 15 Actual Days from GEN-009 Dose 1 • Ex vivo fluorospot assay for immune response magnitude assessment not conducted as D50 leukopak not collected due to COVID 25

Patient 001 20 PD (+20%) Ex Vivo Immunogenicity Scan 125 0 Baseline Pool 4 100 Pool 3 PBMC 6 Sum 75 Pool 2 −20 Pool 1 50 Lesion PR (-30%) 25 −40 Target SFC per 1x10 0 Baseline Post-Checkpoint Post-Vaccine −60% % Change in • 68 yo male diagnosed with bladder carcinoma June ‘19 −80 GEN-009 Dose 1 • Prior to SOC therapy, underwent resection but rapidly progressed CR (-100%) −100 −100 −50 0 50 • SOC - received pembro July ‘19 through Sept ’20 PD-1 SOC Treatment SOC + GEN-009 • # GEN-009 antigens: 8 Actual Days from GEN-009 Dose 1 26

Patient 106 40 Ex Vivo Immunogenicity 400 Pool 4 20 PD (+20%) 300 Pool 3 PBMC 6 Pool 2 0 Baseline Sum 200 Pool 1 100 Lesion −20 PR (-30%) SFC per 1x10 N.T. 0 Target −40 Scan Baseline Post-Checkpoint Post-Vaccine • 62 yo male with stage 4, P16+ oropharyngeal carcinoma −60 Jul ’19% % Change in GEN-009 • Prior to SOC therapy, underwent resection but rapidly −80 Dose 1 progressed SOC - received pembro Sep ‘19 through Apr ’20 −100 CR (-100%) • −150 −100 −50 0 50 • Received cisplatin, docetaxel, and pembro after PD-1 SOC Salvage SOC + Treatment Treatment GEN-009 progression • # GEN-009 antigens: 10 Actual Days from GEN-009 Dose 1 N.T. = Not yet tested 27

Tumor reduction trend in 1st 5 evaluable Part B patients suggests unique GEN-009 effect 20 PD (+20%) 20 PD (+20%) 20 PD (+20%) 105 (SCCHN) 058 (NSCLC) 001 (UC) 0 Baseline 0 Baseline 0 Baseline Sum Sum Sum −20 −20 −20 Lesion Lesion Lesion PR (-30%) PR (-30%) PR (-30%) −40 −40 −40 GEN-009 Target Target Target Target Dose 1 −60 −60 −60 GEN-009 GEN-009 −80 Dose 1 −80 Dose 1 −80 % Change in % in Change % in Change % in Change CR (-100%) −100 −100 CR (-100%) −100 CR (-100%) −100 −50 0 50 100 −100 −50 0 50 −100 −50 0 50 PD-1 SOC Treatment SOC + GEN-009 PD-1 SOC Treatment SOC + GEN-009 PD-1 SOC Treatment SOC + GEN-009 Actual Days from GEN-009 Dose 1 Actual Days from GEN-009 Dose 1 Actual Days from GEN-009 Dose 1 40 40 20 PD PD (+20%) 20 (+20%) PD (+20%) 057 (RCC) Sum 0 Baseline Baseline 3 of 5 early objective Distinctive plot Baseline 0 Lesion 106 (SCCHN) responses associated -20 −20 consistent with PR (−30%) PR (-30%) with GEN-009 PR (-30%) Target GEN-009 effect -40 −40 -60 GEN-009 −60 GEN-009 Dose 1 Dose 1 2 CR: 1 after GEN-009 -80 % Change in −80 % Change in Target Lesion Sum Lesion % in Target Change CR (-100%) 3 PR: 2 after GEN-009 -100 −100 CR (-100%) -150 -100 -50 0 50 100 −150 −100 −50 0 50 PD-1 SOC Treatment SOC + GEN-009 PD-1 SOC Salvage Treatment SOC + GEN-009 Treatment Actual Days from GEN-009 Dose 1 Actual Days from GEN-009 Dose 1 28

GEN-009: Delivering on the promise of neoantigen therapies Compelling early signal Clear anti-tumor activity and immunogenicity; More data to come “Targets matter” Highly differentiated results Powerful readthrough to GEN-011 ATLAS enables unique breadth and specificity 29

Q&A